Exhibit 1.11

Document Number	ASSIGNMENT OF AND AMENDMENT TO NEGATIVE PLEDGE AGREEMENT Document Title
RECORDING AREA
Name and Return Address: Vincent M. Morrone, Esq. Michael Best & Friedrich LLP 790 North Water Street Milwaukee, Wisconsin 53202
PINs: See Exhibit A

ASSIGNMENT OF AND AMENDMENT TO NEGATIVE PLEDGE AGREEMENT

THIS ASSIGNMENT OF AND AMENDMENT TO NEGATIVE PLEDGE AGREEMENT (this “Assignment”), is made as of February 14, 2025, by and among Twin Disc, Incorporated, a Wisconsin corporation (“Borrower”), BMO Bank N.A. (f/k/a BMO Harris Bank N.A.) (“Assignor”), in favor of Bank of Montreal, a Canadian chartered bank acting through its Chicago branch (“Assignee”).

RECITALS

WHEREAS, pursuant to the Credit Agreement, dated April 22, 2016, by and among Borrower, Assignee and the lenders party thereto (the “2016 Credit Agreement”), Borrower executed a Negative Pledge Agreement, dated as of April 22, 2016, in favor of Assignee, in its capacity as administrative agent for the Lenders, with respect to the Real Estate legally described in Exhibit A attached hereto, which was recorded on June 22, 2016, as Document No. 2437708 in the Register of Deeds Office, Racine County, Wisconsin (the “Negative Pledge”), a copy of which is attached hereto as Exhibit B;

WHEREAS, contemporaneously with a refinancing of the credit facilities extended by Assignor to Borrower, dated as of July 29, 2018, which was recorded on August 29, 2018 as Document No. 2502213 in the Register of Deeds Office, Racine County, Wisconsin (the “2018 Credit Agreement”), Assignee assigned the Negative Pledge Agreement to Assignor under an Assignment of and Amendment to Negative Pledge Agreement (the “2018 Assignment”), a copy of which is attached hereto as Exhibit C;

WHEREAS, simultaneously herewith, Assignee will refinance the credit facilities extended by Assignor to Borrower under the 2018 Credit Agreement, and finance additional credit facilities, including to Kobelt Manufacturing Co., Ltd., a federal Canadian corporation (“Canadian Borrower”), as an additional Borrower thereunder, pursuant to that certain Credit Agreement, dated as of the date hereof, by and between Assignee, Borrower, and Canadian Borrower (the “2025 Credit Agreement”); and

WHEREAS, Assignor now desires to assign the Negative Pledge and Assignor’s rights and obligations as Administrative Agent and Lender (or as Bank, as revised herein) under the Negative Pledge to Assignee, and Assignee desires to accept such assignment.

NOW THEREFORE, in consideration of the foregoing recitals which are incorporated herein and made a part hereof, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.         Assignment.

(a)         Assignor hereby assigns the Negative Pledge and all of Assignor’s rights and obligations as Administrative Agent and Lender (or as Bank, as revised herein) under the Negative Pledge to Assignee, and Assignee hereby accepts said assignment.

(b)         Assignee shall become and be a party to the Negative Pledge and succeed to all of the rights and be obligated to perform all of the obligations of Administrative Agent and Lender (or as Bank, as revised herein) under the Negative Pledge.

(c)         In conjunction with the assignment hereunder, Assignor shall transfer and deliver to Assignee any and all Collateral, and/or evidence thereof, in Assignor’s possession. Until such time as the Collateral in Assignor’s possession is transferred to Assignee, Assignor shall hold such Collateral for the benefit of Assignee.

2.         Amendments. The Negative Pledge is hereby amended as follows:

(a)         Bank. The defined term “Bank” in the Negative Pledge The definition of “Bank” shall be restated in its entirety to mean “Bank of Montreal”.

(b)         Credit Agreement. The definition of “Credit Agreement” in the Negative Pledge is hereby amended and restated to mean “the Credit Agreement, dated as of February 14, 2025, by and between Bank, Borrower, and from the Closing Date until the consummation of the Kobelt Amalgamation, Twin Disc Canada Holdings Ltd., a company incorporated under the laws of British Columbia and immediately after giving effect to the Kobelt Acquisition and the Kobelt Amalgamation Kobelt Manufacturing Co., Ltd., a company amalgamated under the laws of British Columbia as a result of the Kobelt Amalgamation (“Canadian Borrower”), as the same may hereafter be amended, restated, supplemented or otherwise modified.”

2

3.         Priority Maintained. The parties hereto acknowledge and agree that the Negative Pledge, and the priority thereof, remains in full force and effect.

4.         No Novation. It is the intention of the parties to this Assignment that this Assignment not constitute a novation of the obligations under the Negative Pledge and that, from and after the date hereof, all references herein to “hereunder,” “hereof,” or words of like import and all references in the Negative Pledge, the Credit Agreement or the Loan Documents, or any documents entered into in connection therewith, or words of like import shall mean and be a reference to the Negative Pledge, as amended hereby and as the same may hereafter be amended, supplemented, restated or renewed.

5.         Ratification. The Negative Pledge and all representations and warranties provided therein are hereby ratified, approved and confirmed in all respects.

6.         Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes; but such counterparts shall be deemed to constitute but one and the same instrument.

7.         Conflict. In the event of conflict between the terms and conditions of the Negative Pledge and the terms and conditions of this Assignment, the terms and conditions of this Assignment shall control.

8.         Capitalized Terms. Capitalized terms used but not otherwise defined in this Assignment shall have the meanings given to such terms in the Negative Pledge.

[SIGNATURES ON NEXT PAGE FOLLOWING]

3

 IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written

BORROWER: TWIN DISC, INCORPORATED By: ________________________________ Name: Jeffrey S. Knutson Title: Vice President – Finance and Chief Financial Officer

STATE OF WISCONSIN                )

                                                         )SS

COUNTY OF MILWAUKEE         )

Personally came before me this _____ day of ________, 2025, the above-named Jeffrey S. Knutson, as the Vice President – Finance and Chief Financial Officer of Twin Disc, Incorporated, to me known to be the person who executed the foregoing Assignment and acknowledged the same in said capacity.

Notary Public My commission

ASSIGNOR: BMO BANK N.A. (f/k/a BMO Harris Bank N.A.) By: ________________________________ Name: _____________________________ Title: ______________________________

STATE OF ILLINOIS                 )

                                                     )SS

COUNTY OF COOK                  )

Personally came before me this _____ day of ___________, 2025, the above-named _________as __________ of BMO Bank N.A., to me known to be the person who executed the foregoing Assignment and acknowledged the same in said capacity. N

Notary Public, My commission

ASSIGNEE: BANK OF MONTREAL By: ________________________________ Name: Mark Czarnecki Title: Senior Vice President

STATE OF WISCONSIN                )

                                                         )SS

COUNTY OF MILWAUKEE         )

Personally came before me this _____ day of ___________, 2025, the above-named Mark Czarnecki, as a Senior Vice President of Bank of Montreal, to me known to be the person who executed the foregoing Assignment and acknowledged the same in said capacity.

Notary Public, Milwaukee County, Wisconsin My commission

This instrument was drafted by and should be returned to:

Vincent M. Morrone, Esq,

Michael Best & Friedrich LLP

790 North Water Street

Milwaukee, Wisconsin 53202

ASSIGNEE: BANK OF MONTREAL By: ________________________________ Name: Helen Alvarez-Hernandez Title: Managing Director

STATE OF WISCONSIN                )

                                                         )SS

COUNTY OF MILWAUKEE         )

 Personally came before me this _____ day of ___________, 2025, the above-named Helen Alvarez-Hernandez, as a Managing Director of Bank of Montreal, to me known to be the person who executed the foregoing Assignment and acknowledged the same in said capacity.

Notary Public, Milwaukee County, Wisconsin My commission

This instrument was drafted by and should be returned to:

Vincent M. Morrone, Esq,

Michael Best & Friedrich LLP

790 North Water Street

Milwaukee, Wisconsin 53202

EXHIBIT A

TO

ASSIGNMENT OF AND AMENDMENT TO

NEGATIVE PLEDGE AGREEMENT

Legal Description:

PARCEL A:

Lots 1, 2, 5, 6, 9, 10, 16 and 17, of Harmon’s Subdivision of part of Block 76, Section 16, Township 3 North, Range 23 East, according to the recorded plat of said subdivision on file in the office of the Register of Deeds, along with that part of vacated Clark Street. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A1:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Beginning at a point in the South line of said Block 205 feet West of the West line of Racine Street; running thence West on the South line of said block to the East line of Clark Street; thence North on the East line of Clark Street 100 feet; thence East parallel with the South line of said block to a point due North of the place of beginning; thence South parallel with Clark Street 100 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A2:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point 328 feet South of the Northeast corner of said Block; run thence West 115 feet; thence South 62 feet; thence East 115 feet to the East line of said Block; thence North 62 feet to the place of beginning.

AND

All that part of Block 76 bounded as follows: Begin at a point 280 feet South of the Northeast corner of said Block; run thence West 115 feet; thence South 48 feet; thence East 115 feet to the East line of said Block; thence North 48 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A3:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point on the East line of said Block 390 feet South of the Northeast corner of said Block, run thence West 115 feet; thence South 40 feet; thence East 115 feet to the East line of the said Block; and thence North 40 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A4:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the East line of Clark Street 155 feet South from the North line of said Block; run thence East 120 feet; thence South 5 feet; thence East 26.83 feet, more or less, to a point 114.79 feet West of the West line of Racine Street; thence South 140 feet more or less to lands now owned by the Twin Disc Clutch Company, a corporation; thence West along the North line of lands owned by said Twin Disc Clutch Company, a corporation, 146.83 feet, more or less, to the East line of Clark Street; and thence North along the East line of Clark Street 145 feet, more or less, to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

[EXHIBIT A]

Parcel A5:

That part of the East 1/2 of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Commencing at the Southeast corner of the East 1/2 of said Block 76; run thence North 56 1/2 feet more or less to lands and premises now owned by Twin Disc Clutch Company, a corporation; run thence West 115 more or less to lands now owned by Twin Disc Clutch Company, a corporation; thence South 56 1/2 feet, more or less, to the South line of said Block 76; and thence East along the South line of said Block to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A6:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the West line of Racine Street, 240 feet South of the North line of said Block; run thence West 115 feet; thence South 40 feet; thence East 115 feet to the West line of Racine Street; thence North to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A7:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point on the West line of Racine Street, 120 feet South of the Northeast corner of said Block 76; run thence West 125 feet, more or less to lands formerly owned by Tostevin and LeRoy (which distance is in fact 141.29 feet); thence North 40 feet; thence East to the West line of Racine Street; thence South 40 feet to the beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A8:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the West line of Racine Street, 160 feet South of the South line of Thirteenth Street; run thence West 114.79 feet; thence South 40 feet; thence East to Racine Street; thence North to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A9:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the South line of said Block at a point which is 115 feet West of the West line of Racine Street; run thence West along the South line of said Block 90 feet; thence North 100 feet; thence East 90 feet; and thence South 100 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

[EXHIBIT A]

Parcel A10:

That part of the East 1/2 of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point in the East line of Clark Street 100 feet North of the South line of said Block; run thence North 80 feet; thence East parallel with the South line of said Block 146.83 feet to a point which is 115 feet West of the West line of Racine Street; thence South 80 feet; and thence West parallel with the South line of said Block 146.83 feet to the East line of Clark Street to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A11:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin in the North line of said block at at point 130 feet West of the Northeast corner of said Block; run thence South 80 feet; thence West 11.9 feet more or less to a point 120 feet East on the East line of Clark Street; thence South 75 feet; thence West 120 feet to the East line of Clark Street; thence North along the East line of Clark Street 155 feet to the North line of said Block 76; thence East along the North line of said Block to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A12:

That part of the East ½ of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the South line of Thirteenth Street in said City of Racine at a point 90 feet West from the Northeast corner of said Block; run thence West on the North line of said Block, 40 feet, to the Northeast corner of land conveyed by Boyd R. Adams and wife and Clarence E. Adams and wife to Twin Disc Clutch Company by deed dated March 1, 1929 and recorded in the Office of the Register of Deeds for Racine County, Wisconsin, on March 18, 1929, in Volume 254 of Deeds on page 30, said point being 131.9 feet East of the East line of Clark Street; run thence South, along the East line of land conveyed by said deed, 80 feet; run thence East 40 feet; run thence North 80 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A13:

That part of the East ½ of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Being at a point 44 feet South of the Northeast of said Block; run thence West 90 feet; thence South 36 feet; thence East 90 feet to the East line of said Block; thence North 36 feet, to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A14:

That part of the East ½ of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at the Northeast corner of said Block; run thence West on the North line of said Block 90 feet; run thence South 44 feet; run thence East 90 feet to the East line of said Block; run thence North 44 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A15:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the West line of Racine Street at a point 120 feet South from the South line of Thirteenth Street; run thence West 141.29 feet more or less, to land formerly owned by Tostevin and Leroy; thence South 40 feet; thence East to the West line of Racine Street; thence North 40 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

[EXHIBIT A]

Parcel A16:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the East line of said Block, being the West line of Racine Street, at a point 200 feet South of the North line of said Block, run thence West 115 feet; thence South 40 feet; thence East 115 feet to the West line of Racine Street; thence North to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Tax Parcel Number:	276-00-00-08870-001
Property Address:	1328 Racine Street

PARCEL B:

That part of the Northwest Quarter of Section 19, Township 3, North, Range 23 East, bounded as follows: Begin at a point on the West line of the Northwest Quarter of said Section 19 located North 0°06’30” East 30.00 feet from the West Quarter corner of said Section, said point being the intersection of the West line of said Quarter Section with the North line of Twenty-first Street; run thence East 660.00 feet on the North line of Twenty-first Street; thence North 0°06’30” East 1143.15 feet to the Southerly line of the Chicago, Milwaukee and St. Paul Railroad right of way; thence South 83°34’20” West 664.32 feet on the Southerly line of said right of way to the West line of said Quarter Section; thence South 0°06’30” West 1068.78 feet to the point of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

AND

That part of the Northwest Quarter of Section 19, Township 3 North, Range 23 East, bounded as follows: Commence at a point on the North line of Twenty-first Street located 660.00 feet East of the West line of the Northwest Quarter of said Section 19; run thence North 0°06’30” East 778.00 feet on a line parallel with the West line of said Quarter Section to the point of beginning of this description; continue thence North 0°06’30” East 365.15 feet to the Southerly line of the right of way of the Chicago, Milwaukee and St. Paul Railroad right of way; thence North 83°34’20” East 307.72 feet to the West line of Oregon Street as vacated in a vacation plat recorded in Volume S of Plats on page B in the Racine County Register of Deeds Office; thence South 0°02’ East 399.60 feet on the West line of said Street as vacated to the North line of Twentieth Street as vacated in the aforementioned vacation Plat; thence West 306.72 feet on the North line of Twentieth Street as vacated to the point of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

AND

That part of the Northwest Quarter of Section 19, Township 3 North, Range 23 East, bounded as follows: Begin at a point on the North line of Twenty-first Street located 660.00 feet East of the West line of the Northwest Quarter of said Section 19; run thence North 0°06’30” East 778.00 feet parallel with the West line of said Quarter Section to the North line of Twentieth Street as vacated in a vacation plat recorded in Volume S of Plats on Page B in the Racine County Register of Deeds Office; thence East 106.72 feet to a point 200.00 feet West of the West line of Oregon Street as vacated in the aforementioned vacated plat; thence South 0°02’ East 778.00 feet parallel with the West line of Oregon Street as vacated to the North line of Twenty-first Street; thence West 108.64 feet to the point beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin. Also, that part of the Chicago, Milwaukee, St. Paul & Pacific Railroad right-of-way adjacent to parcels of land recorded in Document No. 633290. Said right of way being bounded on the West by the East line of Ohio Street and bounded on the East by the West line of Oregon Street extended Northerly to the North line of said right-of-way. Said right of way being 932.4 feet, more or less, in length and 119 feet in width. Said land being in the City of Racine, County of Racine, State of Wisconsin.

[EXHIBIT A]

EXCEPTING THEREFROM lands conveyed for road purposes recorded June 21, 1962, as Document No. 737741, March 28, 1977, as Document No. 996501 and December 4, 2008, as Document No. 2195156.

Tax Parcel Number:	276-00-00-23869-001
Property Address:	4600 Twentyfirst Street

PARCEL C:

Part of Block 75, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at the Northwest corner of said Block 75; run thence Easterly in the north line of Block 364 feet, more or less to the Westerly line of the right of way of the Chicago, Milwaukee, St. Paul and Pacific Railroad, thence Southwesterly in the Westerly line of said Railroad right of way to the South line of said Block 75; thence Westerly in the South line of said Block 286.25 feet, more or less, to the Southwest corner of said Block 75; thence Northerly in the West line of said Block 75 a distance of 483.6 feet, more or less, to the place of beginning.

EXCEPTING THEREFROM lands conveyed in Warranty Deed recorded August 6, 1996, as Document No. 1548655 and Warranty Deed recorded September 27, 1996, as Document No. 1554360.

Tax Parcel Number:	276-00-00-08846-001
Property Address:	1333 Racine Street

PARCEL D:

That part of Block 69, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University Lands to the office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin in the South line of said Block at a point 4.91 chains (324.06 feet) East of the Southwest corner of that part of said Block which lies East of Washington Avenue; run thence North 120 feet; thence West 80 feet; thence South 120 feet to the South line of said Block; thence East 80 feet to the place of beginning; excepting the East 40 feet thereof. Said land being in the City of Racine, County of Racine, State of Wisconsin.

Parcel D1:

That part of the East ¼ of Block 69, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University lands to the office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the South line of said Block, 324.06 feet East of the Southwest corner of that part of said Block East of Washington Avenue; thence North 120 feet; thence West 40 feet; thence South 120 feet; thence East to the place of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

[EXHIBIT A]

Parcel D2:

That part of Block 69, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin Four and 91/100 (4.91) chains East of the Southwest corner of that part of said Block which lies East of the United States Road (now Washington Avenue); run thence North 120 feet; run thence East 144.5 feet, more or less, to the East line of said Block; run thence South 120 feet to the South line of said Block; run thence West 144.5 feet, more or less, to the place of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

Tax Parcel Number:	276-00-00-8676-000
Property Address:	1212 13th Street

PARCEL E:

Lots 6, 7, 8, 13, 14, 15, 16, 21, 22, 23, 24, 29, 30, Blake and Fish’s Subdivision of part of Blocks 77, 83 and 84, School Section, Racine, according to the recorded plat thereof, along with vacated Higgins Court, as shown on Vacation Plat recorded as Document No. 935372. Said land being in the City of Racine, County of Racine and State of Wisconsin.

Parcel E1:

All that certain piece or parcel of land situated in the City of Racine, in said County of Racine and State of Wisconsin, bounded on the North by Fourteenth Street and on the East by Clark Street, and being part of Block 77, School Section, Section 16 and more particularly described as follows: Begin at the point of intersection of the West line of Clark Street with the North line of the alley running West from Clark Street to Blake Street which is shown on the Plat of Blake and Fish’s Subdivision, recorded in Plat Book “D”, page 29, in Register of Deeds Office for said Racine County, and which point is shown on said Plat and in prior deeds in the chain-of-title, as being 300 feet North of the North line of Fifteenth Street, and 290 feet West of the West line of Racine Street, and from said point of beginning, run thence West along the North line of said alley, a distance of 71 feet, more or less, to an iron stake; thence, run North and parallel to said Clark Street, a distance of 85 feet, more or less, to an iron stake; thence, run East right-angle, a distance of 36 feet, more or less, to an iron stake; thence, run Northward, a distance of 98-7/10 feet, more or less, to the South line of Fourteenth Street at a point which is 30 ½ feet West of the West line of Clark Street; thence, run East along the South line of said Fourteenth Street, 30 ½ feet to the said West line of Clark Street; thence, run South along said West line of Clark Street, a distance of 183 - 6/10 feet to the place of beginning.

AND

All that certain piece or parcel of land, situated in the City of Racine, in said County of Racine and State of Wisconsin, bounded on the North by Fourteenth Street, and being part of Block No. 77, School Section, in Section 16, and more particularly described as follows: Begin at a point in the South line of Fourteenth Street, which is 65 feet East of the Chicago & Northwestern Railway Company’s right-of-way, and which point of beginning is also 345 feet East of the Northwest corner of said Block No. 77, and from said point of beginning, run thence Southwesterly and parallel with said Chicago, Northwestern Railway Company’s right-of-way, a distance of 213 feet to the Northwesterly boundary line of Blake & Fish’s Subdivision, recorded in Plat Book “D” page 29, in Register of Deeds office for said Racine County, and which said point is marked by an iron stake; thence, run Northeasterly along the said Northwesterly boundary line of Blake & Fish’s Subdivision, to the North line of the alley on said Plat connecting Blake Street with Clark Street, and which said point is 300 feet North of the North line of Fifteenth Street; thence, run East along said North line of said alley to an iron stake, which is 71 feet, more or less, West from the West lien of Clark Street; thence, run North and parallel to said Clark Street, a distance of 85 feet, more or less, to an iron stake; thence, run East at right angles, a distance of 36 feet, more or less, to an iron stake; thence, run Northward, a distance of 98-7/10 feet, more or less, to the said South line of Fourteenth Street at a point which is 30-1/2 fee West of the West line of Clark Street; and thence, run West along the said South line of Fourteenth Street, 62-3/10 feet, more or less, to the place of beginning.

[EXHIBIT A]

AND

That part of Block 77 in Section 16 as returned by the Appraisers of School and University lands to the office of the Secretary of State of the State of Wisconsin, bounded as follows: Commencing on the North line of said Block, 280 feet East of the Northwest corner of said Block, said point of beginning being on the East line of the right of way of the Chicago and Northwestern Railway, running thence East 65 feet, thence Southerly parallel with the East line of the right-of-way of said railway company to the Northerly line of Blake and Fish’s Subdivision of a part of said Block 77, thence Southwesterly on the Northerly line of said Blake and Fish’s Subdivision to the Easterly line of the right-of-way of said Chicago and Northwestern Railway, and thence Northerly on the Easterly line of said right of way to the place of beginning.

Tax Parcel Number:         276-00-00-8914-000

Property Address:         1311 14th Street

[EXHIBIT A]

EXHIBIT B

TO

ASSIGNMENT OF AND AMENDMENT TO

NEGATIVE PLEDGE AGREEMENT

PREPARED BY AND WHEN RECORDED

RETURN TO:

Alexander P. Fraser, Esq.

Michael Best & Friedrich LLP

100 East Wisconsin Avenue, Suite 3300

Milwaukee, WI 53202

NEGATIVE PLEDGE AGREEMENT

THIS NEGATIVE PLEDGE AGREEMENT (this “Agreement”) is made effective as April 22, 2016, by and among TWIN DISC, INCORPORATED, a Wisconsin corporation (the “Company” or the “Borrower”), each lender from time to time party to the Credit Agreement hereinafter defined (collectively, the “Lenders” and individually, a “Lender”), and BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent for the Lenders from time to time parties to the Credit Agreement (hereinafter defined) (the “Administrative Agent”).

RECITALS

The Administrative Agent, the Lenders and the Company have entered into that certain Credit Agreement dated as of April 22, 2016 (the “Credit Agreement”), pursuant to which the Lenders have agreed to extend credit to the Company upon the terms set forth in the Credit Agreement. The Lenders would not have agreed to extend such credit but for the Company entering into this Agreement.

NOW, THEREFORE, in consideration of the extension of credit to the Company, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees:

AGREEMENT

1.    Definitions. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement. In addition, the following terms used in this Agreement shall have the following meanings:

“Real Estate” means all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by the Company, including all easements, rights-of-way, and similar rights appurtenant thereto and all leases, tenancies, and occupancies thereof, as legally described on Exhibit A.

2.     Negative Pledge. The Company hereby covenants and agrees that, unless consented to by the Administrative Agent, from and after the date of this Agreement and until the termination of this Agreement in accordance with Section 8 below, the Company will (a) not sell, option, exchange or otherwise convey any legal, equitable or beneficial interest in the Real Estate or any part thereof, and (b) keep the Real Estate free and clear from any pledge, mortgage, security interest, hypothecation, lien, charge, encumbrance, conditional sale agreements, rights or claims of third parties, other burdens and any security interest therein, other than Permitted Liens and all liens and encumbrances currently existing on the Real Estate listed in the attached Exhibit B (the “Existing Liens and Encumbrances”).

3.         Certain Representations and Warranties. The Company represents and warrants to the Administrative Agent that the Company is the legal and beneficial owner of the Real Estate, free and clear of all liens and encumbrances, except only for Permitted Liens and Existing Liens and Encumbrances.

4.         Default; Expenses. The failure of the Company to comply with any term of this Agreement shall constitute an Event of Default under the Credit Agreement. In addition, the Company shall reimburse the Administrative Agent (and any agent or representative of the Administrative Agent) for any expenses incurred by the Administrative Agent (or such agent or representative of the Administrative Agent) in protecting or enforcing its rights under this Agreement, including, without limitation, reasonable attorneys’ fees.

5.          Recording of Negative Pledge. The Company hereby authorizes the Administrative Agent, without need of any further document or instrument, to record this Agreement as an encumbrance against the Real Estate.

6.          Agreement to Grant Mortgage. Within thirty (30) days after the beginning of a Dominion Trigger Period (as defined in the Credit Agreement), the Company agrees to execute and deliver to the Administrative Agent Mortgages and any Mortgage Related Documents, in form and substance satisfactory to the Administrative Agent, in favor of the Administrative Agent to secure performance and payment of the Indebtedness thereunder. With the exceptions of Permitted Liens and Existing Liens and Encumbrances, such Mortgages shall grant first-priority liens to the Administrative Agent on all the Real Estate that the Company owns at such time.

7.         Further Assurances. The Company agrees to execute and deliver, or cause to be executed and delivered, all such other papers and to take all such other actions within its power as the Administrative Agent may reasonably request from time to time in order to carry out the purposes of this Agreement.

8.         Term. When all of the Indebtedness is irrevocably and fully paid and fully discharged and the Lenders shall have no further obligation or commitment to advance or extend credit to the Company under the Credit Agreement, this Agreement shall terminate. Notwithstanding the foregoing, this Agreement shall apply to all extensions, renewals, refinancings or modifications, if any, of the Loans. The Administrative Agent agrees to record, no later than thirty (30) days after the termination of this Agreement, a satisfaction of this Agreement (in form and substance acceptable to Company) with the Racine County Register of Deeds. If Administrative Agent fails to satisfy the requirement in the immediately preceding sentence, Administrative Agent shall be liable to the Company for such amounts available to a landowner under Wisconsin Statutes §708.15(5)(b).

9.         Miscellaneous. This Agreement may only be amended by a writing executed by both the Company and the Administrative Agent. This Agreement shall inure to the benefit of the Administrative Agent and be binding upon the Company and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which when taken together shall be deemed to constitute one and the same agreement. The Recitals to this Agreement are true, correct and incorporated herein by reference.

2

Dated as of April 22, 2016.

TWIN DISC, INCORPORATED

By:
Name: Jeffrey S. Knutson Title: Vice President – Finance and Chief Financial Officer

ACKNOWLEDGMENT

STATE OF WISCONSIN                    )

                                                             ) SS

COUNTY OF MILWAUKEE              )

On this 21st day of April, 2016, before me, a Notary Public, personally appeared Jeffrey S. Knutson, to me personally known, who being by me duly sworn, did say that he is the Vice President – Finance and Chief Financial Officer of Twin Disc, Incorporated, a Wisconsin corporation, and that this instrument was signed and sealed on behalf of such company, and said person acknowledged the execution of this instrument as the free act and deed of such company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Name: ______________________

Notary Public,          State of ____________

County of                                                                 [NOTARIAL SEAL]
My Commission

This instrument was drafted by

and should be returned to:

Michael Best & Friedrich LLP

100 East Wisconsin Avenue

Suite 3300

Milwaukee, Wisconsin 53202

Attention: Alexander P. Fraser, Esq.

EXHIBIT A

Legal Description

PARCEL A:

Lots 1, 2, 5, 6, 9, 10, 16 and 17, of Harmon’s Subdivision of part of Block 76, Section 16, Township 3 North, Range 23 East, according to the recorded plat of said subdivision on file in the office of the Register of Deeds, along with that part of vacated Clark Street. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A1:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Beginning at a point in the South line of said Block 205 feet West of the West line of Racine Street; running thence West on the South line of said block to the East line of Clark Street; thence North on the East line of Clark Street 100 feet; thence East parallel with the South line of said block to a point due North of the place of beginning; thence South parallel with Clark Street 100 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A2:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point 328 feet South of the Northeast corner of said Block; run thence West 115 feet; thence South 62 feet; thence East 115 feet to the East line of said Block; thence North 62 feet to the place of beginning.

AND

All that part of Block 76 bounded as follows: Begin at a point 280 feet South of the Northeast corner of said Block; run thence West 115 feet; thence South 48 feet; thence East 115 feet to the East line of said Block; thence North 48 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A3:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point on the East line of said Block 390 feet South of the Northeast corner of said Block, run thence West 115 feet; thence South 40 feet; thence East 115 feet to the East line of the said Block; and thence North 40 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A4:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the East line of Clark Street 155 feet South from the North line of said Block; run thence East 120 feet; thence South 5 feet; thence East 26.83 feet, more or less, to a point 114.79 feet West of the West line of Racine Street; thence South 140 feet more or less to lands now owned by the Twin Disc Clutch Company, a corporation; thence West along the North line of lands owned by said Twin Disc Clutch Company, a corporation, 146.83 feet, more or less, to the East line of Clark Street; and thence North along the East line of Clark Street 145 feet, more or less, to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A5:

That part of the East 1/2 of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Commencing at the Southeast corner of the East 1/2 of said Block 76; run thence North 56 1/2 feet more or less to lands and premises now owned by Twin Disc Clutch Company, a corporation; run thence West 115 more or less to lands now owned by Twin Disc Clutch Company, a corporation; thence South 56 1/2 feet, more or less, to the South line of said Block 76; and thence East along the South line of said Block to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A6:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the West line of Racine Street, 240 feet South of the North line of said Block; run thence West 115 feet; thence South 40 feet; thence East 115 feet to the West line of Racine Street; thence North to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A7:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point on the West line of Racine Street, 120 feet South of the Northeast corner of said Block 76; run thence West 125 feet, more or less to lands formerly owned by Tostevin and LeRoy (which distance is in fact 141.29 feet); thence North 40 feet; thence East to the West line of Racine Street; thence South 40 feet to the beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A8:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the West line of Racine Street, 160 feet South of the South line of Thirteenth Street; run thence West 114.79 feet; thence South 40 feet; thence East to Racine Street; thence North to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A9:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the South line of said Block at a point which is 115 feet West of the West line of Racine Street; run thence West along the South line of said Block 90 feet; thence North 100 feet; thence East 90 feet; and thence South 100 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A10:

That part of the East 1/2 of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point in the East line of Clark Street 100 feet North of the South line of said Block; run thence North 80 feet; thence East parallel with the South line of said Block 146.83 feet to a point which is 115 feet West of the West line of Racine Street; thence South 80 feet; and thence West parallel with the South line of said Block 146.83 feet to the East line of Clark Street to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A11:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin in the North line of said block at at point 130 feet West of the Northeast corner of said Block; run thence South 80 feet; thence West 11.9 feet more or less to a point 120 feet East on the East line of Clark Street; thence South 75 feet; thence West 120 feet to the East line of Clark Street; thence North along the East line of Clark Street 155 feet to the North line of said Block 76; thence East along the North line of said Block to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A12:

That part of the East ½ of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the South line of Thirteenth Street in said City of Racine at a point 90 feet West from the Northeast corner of said Block; run thence West on the North line of said Block, 40 feet, to the Northeast corner of land conveyed by Boyd R. Adams and wife and Clarence E. Adams and wife to Twin Disc Clutch Company by deed dated March 1, 1929 and recorded in the Office of the Register of Deeds for Racine County, Wisconsin, on March 18, 1929, in Volume 254 of Deeds on page 30, said point being 131.9 feet East of the East line of Clark Street; run thence South, along the East line of land conveyed by said deed, 80 feet; run thence East 40 feet; run thence North 80 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A13:

That part of the East ½ of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Being at a point 44 feet South of the Northeast of said Block; run thence West 90 feet; thence South 36 feet; thence East 90 feet to the East line of said Block; thence North 36 feet, to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A14:

That part of the East ½ of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at the Northeast corner of said Block; run thence West on the North line of said Block 90 feet; run thence South 44 feet; run thence East 90 feet to the East line of said Block; run thence North 44 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A15:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the West line of Racine Street at a point 120 feet South from the South line of Thirteenth Street; run thence West 141.29 feet more or less, to land formerly owned by Tostevin and Leroy; thence South 40 feet; thence East to the West line of Racine Street; thence North 40 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A16:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the East line of said Block, being the West line of Racine Street, at a point 200 feet South of the North line of said Block, run thence West 115 feet; thence South 40 feet; thence East 115 feet to the West line of Racine Street; thence North to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Tax Parcel Number:	276-00-00-08870-001
Property Address:	1328 Racine Street

PARCEL B:

That part of the Northwest Quarter of Section 19, Township 3, North, Range 23 East, bounded as follows: Begin at a point on the West line of the Northwest Quarter of said Section 19 located North 0°06’30” East 30.00 feet from the West Quarter corner of said Section, said point being the intersection of the West line of said Quarter Section with the North line of Twenty-first Street; run thence East 660.00 feet on the North line of Twenty-first Street; thence North 0°06’30” East 1143.15 feet to the Southerly line of the Chicago, Milwaukee and St. Paul Railroad right of way; thence South 83°34’20” West 664.32 feet on the Southerly line of said right of way to the West line of said Quarter Section; thence South 0°06’30” West 1068.78 feet to the point of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

AND

That part of the Northwest Quarter of Section 19, Township 3 North, Range 23 East, bounded as follows: Commence at a point on the North line of Twenty-first Street located 660.00 feet East of the West line of the Northwest Quarter of said Section 19; run thence North 0°06’30” East 778.00 feet on a line parallel with the West line of said Quarter Section to the point of beginning of this description; continue thence North 0°06’30” East 365.15 feet to the Southerly line of the right of way of the Chicago, Milwaukee and St. Paul Railroad right of way; thence North 83°34’20” East 307.72 feet to the West line of Oregon Street as vacated in a vacation plat recorded in Volume S of Plats on page B in the Racine County Register of Deeds Office; thence South 0°02’ East 399.60 feet on the West line of said Street as vacated to the North line of Twentieth Street as vacated in the aforementioned vacation Plat; thence West 306.72 feet on the North line of Twentieth Street as vacated to the point of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

AND

That part of the Northwest Quarter of Section 19, Township 3 North, Range 23 East, bounded as follows: Begin at a point on the North line of Twenty-first Street located 660.00 feet East of the West line of the Northwest Quarter of said Section 19; run thence North 0°06’30” East 778.00 feet parallel with the West line of said Quarter Section to the North line of Twentieth Street as vacated in a vacation plat recorded in Volume S of Plats on Page B in the Racine County Register of Deeds Office; thence East 106.72 feet to a point 200.00 feet West of the West line of Oregon Street as vacated in the aforementioned vacated plat; thence South 0°02’ East 778.00 feet parallel with the West line of Oregon Street as vacated to the North line of Twenty-first Street; thence West 108.64 feet to the point beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin. Also, that part of the Chicago, Milwaukee, St. Paul & Pacific Railroad right-of-way adjacent to parcels of land recorded in Document No. 633290. Said right of way being bounded on the West by the East line of Ohio Street and bounded on the East by the West line of Oregon Street extended Northerly to the North line of said right-of-way. Said right of way being 932.4 feet, more or less, in length and 119 feet in width. Said land being in the City of Racine, County of Racine, State of Wisconsin.

EXCEPTING THEREFROM lands conveyed for road purposes recorded June 21, 1962, as Document No. 737741, March 28, 1977, as Document No. 996501 and December 4, 2008, as Document No. 2195156.

Tax Parcel Number:	276-00-00-23869-001
Property Address:	4600 Twentyfirst Street

PARCEL C:

Part of Block 75, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at the Northwest corner of said Block 75; run thence Easterly in the north line of Block 364 feet, more or less to the Westerly line of the right of way of the Chicago, Milwaukee, St. Paul and Pacific Railroad, thence Southwesterly in the Westerly line of said Railroad right of way to the South line of said Block 75; thence Westerly in the South line of said Block 286.25 feet, more or less, to the Southwest corner of said Block 75; thence Northerly in the West line of said Block 75 a distance of 483.6 feet, more or less, to the place of beginning.

EXCEPTING THEREFROM lands conveyed in Warranty Deed recorded August 6, 1996, as Document No. 1548655 and Warranty Deed recorded September 27, 1996, as Document No. 1554360.

Tax Parcel Number:	276-00-00-08846-001
Property Address:	1333 Racine Street

PARCEL D:

That part of Block 69, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University Lands to the office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin in the South line of said Block at a point 4.91 chains (324.06 feet) East of the Southwest corner of that part of said Block which lies East of Washington Avenue; run thence North 120 feet; thence West 80 feet; thence South 120 feet to the South line of said Block; thence East 80 feet to the place of beginning; excepting the East 40 feet thereof. Said land being in the City of Racine, County of Racine, State of Wisconsin.

Parcel D1:

That part of the East ¼ of Block 69, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University lands to the office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the South line of said Block, 324.06 feet East of the Southwest corner of that part of said Block East of Washington Avenue; thence North 120 feet; thence West 40 feet; thence South 120 feet; thence East to the place of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

Parcel D2:

That part of Block 69, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin Four and 91/100 (4.91) chains East of the Southwest corner of that part of said Block which lies East of the United States Road (now Washington Avenue); run thence North 120 feet; run thence East 144.5 feet, more or less, to the East line of said Block; run thence South 120 feet to the South line of said Block; run thence West 144.5 feet, more or less, to the place of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

Tax Parcel Number:	276-00-00-8676-000
Property Address:	1212 13th Street

PARCEL E:

Lots 6, 7, 8, 13, 14, 15, 16, 21, 22, 23, 24, 29, 30, Blake and Fish’s Subdivision of part of Blocks 77, 83 and 84, School Section, Racine, according to the recorded plat thereof, along with vacated Higgins Court, as shown on Vacation Plat recorded as Document No. 935372. Said land being in the City of Racine, County of Racine and State of Wisconsin.

Parcel E1:

All that certain piece or parcel of land situated in the City of Racine, in said County of Racine and State of Wisconsin, bounded on the North by Fourteenth Street and on the East by Clark Street, and being part of Block 77, School Section, Section 16 and more particularly described as follows: Begin at the point of intersection of the West line of Clark Street with the North line of the alley running West from Clark Street to Blake Street which is shown on the Plat of Blake and Fish’s Subdivision, recorded in Plat Book “D”, page 29, in Register of Deeds Office for said Racine County, and which point is shown on said Plat and in prior deeds in the chain-of-title, as being 300 feet North of the North line of Fifteenth Street, and 290 feet West of the West line of Racine Street, and from said point of beginning, run thence West along the North line of said alley, a distance of 71 feet, more or less, to an iron stake; thence, run North and parallel to said Clark Street, a distance of 85 feet, more or less, to an iron stake; thence, run East right-angle, a distance of 36 feet, more or less, to an iron stake; thence, run Northward, a distance of 98-7/10 feet, more or less, to the South line of Fourteenth Street at a point which is 30 ½ feet West of the West line of Clark Street; thence, run East along the South line of said Fourteenth Street, 30 ½ feet to the said West line of Clark Street; thence, run South along said West line of Clark Street, a distance of 183 - 6/10 feet to the place of beginning.

AND

All that certain piece or parcel of land, situated in the City of Racine, in said County of Racine and State of Wisconsin, bounded on the North by Fourteenth Street, and being part of Block No. 77, School Section, in Section 16, and more particularly described as follows: Begin at a point in the South line of Fourteenth Street, which is 65 feet East of the Chicago & Northwestern Railway Company’s right-of-way, and which point of beginning is also 345 feet East of the Northwest corner of said Block No. 77, and from said point of beginning, run thence Southwesterly and parallel with said Chicago, Northwestern Railway Company’s right-of-way, a distance of 213 feet to the Northwesterly boundary line of Blake & Fish’s Subdivision, recorded in Plat Book “D” page 29, in Register of Deeds office for said Racine County, and which said point is marked by an iron stake; thence, run Northeasterly along the said Northwesterly boundary line of Blake & Fish’s Subdivision, to the North line of the alley on said Plat connecting Blake Street with Clark Street, and which said point is 300 feet North of the North line of Fifteenth Street; thence, run East along said North line of said alley to an iron stake, which is 71 feet, more or less, West from the West lien of Clark Street; thence, run North and parallel to said Clark Street, a distance of 85 feet, more or less, to an iron stake; thence, run East at right angles, a distance of 36 feet, more or less, to an iron stake; thence, run Northward, a distance of 98-7/10 feet, more or less, to the said South line of Fourteenth Street at a point which is 30-1/2 fee West of the West line of Clark Street; and thence, run West along the said South line of Fourteenth Street, 62-3/10 feet, more or less, to the place of beginning.

AND

That part of Block 77 in Section 16 as returned by the Appraisers of School and University lands to the office of the Secretary of State of the State of Wisconsin, bounded as follows: Commencing on the North line of said Block, 280 feet East of the Northwest corner of said Block, said point of beginning being on the East line of the right of way of the Chicago and Northwestern Railway, running thence East 65 feet, thence Southerly parallel with the East line of the right-of-way of said railway company to the Northerly line of Blake and Fish’s Subdivision of a part of said Block 77, thence Southwesterly on the Northerly line of said Blake and Fish’s Subdivision to the Easterly line of the right-of-way of said Chicago and Northwestern Railway, and thence Northerly on the Easterly line of said right of way to the place of beginning.

Tax Parcel Number:	276-00-00-8914-000
Property Address:	1311 14th Street

EXHIBIT B

Existing Liens and Encumbrances

The Permitted Liens are set forth in a separate Agreement as to Liens and Encumbrances dated as of April 22, 2016 and executed by the Borrower and acknowledged and agreed to by the Administrative Agent.

EXHIBIT C

TO

ASSIGNMENT OF AND AMENDMENT TO

NEGATIVE PLEDGE AGREEMENT

Document Number	ASSIGNMENT OF AND AMENDMENT TO NEGATIVE PLEDGE AGREEMENT Document Title
RECORDING AREA
Name and Return Address: Vincent M. Morrone, Esq. Michael Best & Friedrich LLP 100 East Wisconsin Avenue Suite 3300 Milwaukee, Wisconsin 53202
PINs: See Exhibit A

ASSIGNMENT OF AND AMENDMENT TO NEGATIVE PLEDGE AGREEMENT

THIS ASSIGNMENT OF AND AMENDMENT TO NEGATIVE PLEDGE AGREEMENT (this “Assignment”), is made as of June 29 2018, by and among TWIN DISC, INCORPORATED, a Wisconsin corporation (“Borrower”), BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago branch (“Assignor”) and BMO HARRIS BANK N.A., a national banking association (the “Assignee”).

RECITALS

WHEREAS, pursuant to the Credit Agreement, dated April 22, 2016, by and among Borrower, Assignor and the lenders party thereto (the “2016 Credit Agreement”), Borrower executed a Negative Pledge Agreement, dated as of April 22, 2016, in favor of Assignor, in its capacity as administrative agent for the Lenders, with respect to the Real Estate legally described in Exhibit A attached hereto, which was recorded on June 22, 2016, as Document No. 2437708 in the Register of Deeds Office, Racine County, Wisconsin (the “Negative Pledge”), a copy of which is attached hereto as Exhibit B;

WHEREAS, simultaneously herewith, Assignee will refinance the credit facilities extended by Assignor to Borrower under the 2016 Credit Agreement, and finance additional credit facilities, pursuant to that certain Credit Agreement, dated as of the date hereof, by and between Assignee and Borrower (the “2018 Credit Agreement”); and

WHEREAS, Assignor now desires to assign the Negative Pledge and Assignor’s rights and obligations as Administrative Agent and Lender (or as Bank, as revised herein) under the Negative Pledge to Assignee, and Assignee desires to accept such assignment.

NOW THEREFORE, in consideration of the foregoing recitals which are incorporated herein and made a part hereof, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.         Assignment.

(a)         Assignor hereby assigns the Negative Pledge and all of Assignor’s rights and obligations as Administrative Agent and Lender (or as Bank, as revised herein) under the Negative Pledge to Assignee, and Assignee hereby accepts said assignment.

(b)         Assignee shall become and be a party to the Negative Pledge and succeed to all of the rights and be obligated to perform all of the obligations of Administrative Agent and Lender (or as Bank, as revised herein) under the Negative Pledge.

(c)         In conjunction with the assignment hereunder, Assignor shall transfer and deliver to Assignee any and all Collateral, and/or evidence thereof, in Assignor’s possession. Until such time as the Collateral in Assignor’s possession is transferred to Assignee, Assignor shall hold such Collateral for the benefit of Assignee.

2.         Amendments. The Negative Pledge is hereby amended as follows:

(a)         Agent and Secured Parties. The defined terms “Administrative Agent”, “Lender” and “Lenders” in the Negative Pledge are each hereby deleted in their entirety and replaced with the defined term “Bank”. The definition of “Bank” shall mean “BMO Harris Bank N.A., a national banking association.” It is the intention of the parties hereto that, from and after the date hereof, all references in the Negative Pledge to the Administrative Agent and/or the Lender or Lenders shall mean and be a reference to Bank.

(b)         Credit Agreement. The definition of “Credit Agreement” in the Negative Pledge is hereby amended and restated to mean “the Credit Agreement, dated as of June 29, 2018, by and between Bank and Borrower, as the same may hereafter be amended, restated, supplemented or otherwise modified.”

3.         Priority Maintained. The parties hereto acknowledge and agree that the Negative Pledge, and the priority thereof, remains in full force and effect.

4.         No Novation. It is the intention of the parties to this Assignment that this Assignment not constitute a novation of the obligations under the Negative Pledge and that, from and after the date hereof, all references herein to “hereunder,” “hereof,” or words of like import and all references in the Negative Pledge, the Credit Agreement or the Loan Documents, or any documents entered into in connection therewith, or words of like import shall mean and be a reference to the Negative Pledge, as amended hereby and as the same may hereafter be amended, supplemented, restated or renewed.

5.         Ratification. The Negative Pledge and all representations and warranties provided therein are hereby ratified, approved and confirmed in all respects.

6.         Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes; but such counterparts shall be deemed to constitute but one and the same instrument.

7.         Conflict. In the event of conflict between the terms and conditions of the Negative Pledge and the terms and conditions of this Assignment, the terms and conditions of this Assignment shall control.

8.         Capitalized Terms. Capitalized terms used but not otherwise defined in this Assignment shall have the meanings given to such terms in the Negative Pledge.

[SIGNATURES ON NEXT PAGE FOLLOWING]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written

BORROWER: TWIN DISC, INCORPORATED By: ________________________________ Name: Jeffrey S. Knutson Title: Vice President – Finance and Chief Financial Officer

STATE OF WISCONSIN               )

                                                        )SS

COUNTY OF RACINE                  )

Personally came before me this _____ day of ________, 2018, the above-named Jeffrey S. Knutson, as the Vice President – Finance and Chief Financial Officer of Twin Disc, Incorporated, to me known to be the person who executed the foregoing Assignment and acknowledged the same in said capacity.

Notary Public, Milwaukee County, Wisconsin My commission

ASSIGNOR: BANK OF MONTREAL By: ________________________________ Name: _____________________________ Title: ______________________________

STATE OF ILLINOIS                )

                                                    )SS

COUNTY OF COOK                 )

Personally came before me this _____ day of ___________, 2018, the above-named _________as __________ of Bank of Montreal, to me known to be the person who executed the foregoing Assignment and acknowledged the same in said capacity.

Notary Public, Cook County, Illinois My commission

ASSIGNEE: BMO HARRIS BANK N.A. By: ________________________________ Name: Mark Czarnecki Title: Senior Vice President

STATE OF WISCONSIN               )

                                                        )SS

COUNTY OF MILWAUKEE         )

Personally came before me this _____ day of ___________, 2018, the above-named Mark Czarnecki, as a Senior Vice President of BMO Harris Bank N.A., to me known to be the person who executed the foregoing Assignment and acknowledged the same in said capacity.

Notary Public, Milwaukee County, Wisconsin My commission

This instrument was drafted by and should be returned to:

Vincent M. Morrone, Esq,

Michael Best & Friedrich LLP

100 East Wisconsin Avenue, Suite 3300

Milwaukee, Wisconsin 53202

EXHIBIT A

TO

ASSIGNMENT OF AND AMENDMENT TO

NEGATIVE PLEDGE AGREEMENT

Legal Description:

PARCEL A:

Lots 1, 2, 5, 6, 9, 10, 16 and 17, of Harmon’s Subdivision of part of Block 76, Section 16, Township 3 North, Range 23 East, according to the recorded plat of said subdivision on file in the office of the Register of Deeds, along with that part of vacated Clark Street. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A1:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Beginning at a point in the South line of said Block 205 feet West of the West line of Racine Street; running thence West on the South line of said block to the East line of Clark Street; thence North on the East line of Clark Street 100 feet; thence East parallel with the South line of said block to a point due North of the place of beginning; thence South parallel with Clark Street 100 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A2:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point 328 feet South of the Northeast corner of said Block; run thence West 115 feet; thence South 62 feet; thence East 115 feet to the East line of said Block; thence North 62 feet to the place of beginning.

AND

All that part of Block 76 bounded as follows: Begin at a point 280 feet South of the Northeast corner of said Block; run thence West 115 feet; thence South 48 feet; thence East 115 feet to the East line of said Block; thence North 48 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A3:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point on the East line of said Block 390 feet South of the Northeast corner of said Block, run thence West 115 feet; thence South 40 feet; thence East 115 feet to the East line of the said Block; and thence North 40 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A4:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the East line of Clark Street 155 feet South from the North line of said Block; run thence East 120 feet; thence South 5 feet; thence East 26.83 feet, more or less, to a point 114.79 feet West of the West line of Racine Street; thence South 140 feet more or less to lands now owned by the Twin Disc Clutch Company, a corporation; thence West along the North line of lands owned by said Twin Disc Clutch Company, a corporation, 146.83 feet, more or less, to the East line of Clark Street; and thence North along the East line of Clark Street 145 feet, more or less, to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A5:

That part of the East 1/2 of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Commencing at the Southeast corner of the East 1/2 of said Block 76; run thence North 56 1/2 feet more or less to lands and premises now owned by Twin Disc Clutch Company, a corporation; run thence West 115 more or less to lands now owned by Twin Disc Clutch Company, a corporation; thence South 56 1/2 feet, more or less, to the South line of said Block 76; and thence East along the South line of said Block to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A6:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the West line of Racine Street, 240 feet South of the North line of said Block; run thence West 115 feet; thence South 40 feet; thence East 115 feet to the West line of Racine Street; thence North to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A7:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point on the West line of Racine Street, 120 feet South of the Northeast corner of said Block 76; run thence West 125 feet, more or less to lands formerly owned by Tostevin and LeRoy (which distance is in fact 141.29 feet); thence North 40 feet; thence East to the West line of Racine Street; thence South 40 feet to the beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A8:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the West line of Racine Street, 160 feet South of the South line of Thirteenth Street; run thence West 114.79 feet; thence South 40 feet; thence East to Racine Street; thence North to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A9:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the South line of said Block at a point which is 115 feet West of the West line of Racine Street; run thence West along the South line of said Block 90 feet; thence North 100 feet; thence East 90 feet; and thence South 100 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A10:

That part of the East 1/2 of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at a point in the East line of Clark Street 100 feet North of the South line of said Block; run thence North 80 feet; thence East parallel with the South line of said Block 146.83 feet to a point which is 115 feet West of the West line of Racine Street; thence South 80 feet; and thence West parallel with the South line of said Block 146.83 feet to the East line of Clark Street to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A11:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin in the North line of said block at at point 130 feet West of the Northeast corner of said Block; run thence South 80 feet; thence West 11.9 feet more or less to a point 120 feet East on the East line of Clark Street; thence South 75 feet; thence West 120 feet to the East line of Clark Street; thence North along the East line of Clark Street 155 feet to the North line of said Block 76; thence East along the North line of said Block to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A12:

That part of the East ½ of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the South line of Thirteenth Street in said City of Racine at a point 90 feet West from the Northeast corner of said Block; run thence West on the North line of said Block, 40 feet, to the Northeast corner of land conveyed by Boyd R. Adams and wife and Clarence E. Adams and wife to Twin Disc Clutch Company by deed dated March 1, 1929 and recorded in the Office of the Register of Deeds for Racine County, Wisconsin, on March 18, 1929, in Volume 254 of Deeds on page 30, said point being 131.9 feet East of the East line of Clark Street; run thence South, along the East line of land conveyed by said deed, 80 feet; run thence East 40 feet; run thence North 80 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A13:

That part of the East ½ of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Being at a point 44 feet South of the Northeast of said Block; run thence West 90 feet; thence South 36 feet; thence East 90 feet to the East line of said Block; thence North 36 feet, to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A14:

That part of the East ½ of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at the Northeast corner of said Block; run thence West on the North line of said Block 90 feet; run thence South 44 feet; run thence East 90 feet to the East line of said Block; run thence North 44 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A15:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the West line of Racine Street at a point 120 feet South from the South line of Thirteenth Street; run thence West 141.29 feet more or less, to land formerly owned by Tostevin and Leroy; thence South 40 feet; thence East to the West line of Racine Street; thence North 40 feet to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Parcel A16:

That part of Block 76, School Section, in Section 16, Town 3 North, Range 23 East, as returned by Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the East line of said Block, being the West line of Racine Street, at a point 200 feet South of the North line of said Block, run thence West 115 feet; thence South 40 feet; thence East 115 feet to the West line of Racine Street; thence North to the place of beginning. Said land being in the City of Racine, County of Racine, and State of Wisconsin.

Tax Parcel Number:	276-00-00-08870-001
Property Address:	1328 Racine Street

PARCEL B:

That part of the Northwest Quarter of Section 19, Township 3, North, Range 23 East, bounded as follows: Begin at a point on the West line of the Northwest Quarter of said Section 19 located North 0°06’30” East 30.00 feet from the West Quarter corner of said Section, said point being the intersection of the West line of said Quarter Section with the North line of Twenty-first Street; run thence East 660.00 feet on the North line of Twenty-first Street; thence North 0°06’30” East 1143.15 feet to the Southerly line of the Chicago, Milwaukee and St. Paul Railroad right of way; thence South 83°34’20” West 664.32 feet on the Southerly line of said right of way to the West line of said Quarter Section; thence South 0°06’30” West 1068.78 feet to the point of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

AND

That part of the Northwest Quarter of Section 19, Township 3 North, Range 23 East, bounded as follows: Commence at a point on the North line of Twenty-first Street located 660.00 feet East of the West line of the Northwest Quarter of said Section 19; run thence North 0°06’30” East 778.00 feet on a line parallel with the West line of said Quarter Section to the point of beginning of this description; continue thence North 0°06’30” East 365.15 feet to the Southerly line of the right of way of the Chicago, Milwaukee and St. Paul Railroad right of way; thence North 83°34’20” East 307.72 feet to the West line of Oregon Street as vacated in a vacation plat recorded in Volume S of Plats on page B in the Racine County Register of Deeds Office; thence South 0°02’ East 399.60 feet on the West line of said Street as vacated to the North line of Twentieth Street as vacated in the aforementioned vacation Plat; thence West 306.72 feet on the North line of Twentieth Street as vacated to the point of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

AND

That part of the Northwest Quarter of Section 19, Township 3 North, Range 23 East, bounded as follows: Begin at a point on the North line of Twenty-first Street located 660.00 feet East of the West line of the Northwest Quarter of said Section 19; run thence North 0°06’30” East 778.00 feet parallel with the West line of said Quarter Section to the North line of Twentieth Street as vacated in a vacation plat recorded in Volume S of Plats on Page B in the Racine County Register of Deeds Office; thence East 106.72 feet to a point 200.00 feet West of the West line of Oregon Street as vacated in the aforementioned vacated plat; thence South 0°02’ East 778.00 feet parallel with the West line of Oregon Street as vacated to the North line of Twenty-first Street; thence West 108.64 feet to the point beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin. Also, that part of the Chicago, Milwaukee, St. Paul & Pacific Railroad right-of-way adjacent to parcels of land recorded in Document No. 633290. Said right of way being bounded on the West by the East line of Ohio Street and bounded on the East by the West line of Oregon Street extended Northerly to the North line of said right-of-way. Said right of way being 932.4 feet, more or less, in length and 119 feet in width. Said land being in the City of Racine, County of Racine, State of Wisconsin.

EXCEPTING THEREFROM lands conveyed for road purposes recorded June 21, 1962, as Document No. 737741, March 28, 1977, as Document No. 996501 and December 4, 2008, as Document No. 2195156.

Tax Parcel Number:	276-00-00-23869-001
Property Address:	4600 Twentyfirst Street

PARCEL C:

Part of Block 75, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin at the Northwest corner of said Block 75; run thence Easterly in the north line of Block 364 feet, more or less to the Westerly line of the right of way of the Chicago, Milwaukee, St. Paul and Pacific Railroad, thence Southwesterly in the Westerly line of said Railroad right of way to the South line of said Block 75; thence Westerly in the South line of said Block 286.25 feet, more or less, to the Southwest corner of said Block 75; thence Northerly in the West line of said Block 75 a distance of 483.6 feet, more or less, to the place of beginning.

EXCEPTING THEREFROM lands conveyed in Warranty Deed recorded August 6, 1996, as Document No. 1548655 and Warranty Deed recorded September 27, 1996, as Document No. 1554360.

Tax Parcel Number:	276-00-00-08846-001
Property Address:	1333 Racine Street

PARCEL D:

That part of Block 69, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University Lands to the office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin in the South line of said Block at a point 4.91 chains (324.06 feet) East of the Southwest corner of that part of said Block which lies East of Washington Avenue; run thence North 120 feet; thence West 80 feet; thence South 120 feet to the South line of said Block; thence East 80 feet to the place of beginning; excepting the East 40 feet thereof. Said land being in the City of Racine, County of Racine, State of Wisconsin.

Parcel D1:

That part of the East ¼ of Block 69, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University lands to the office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin on the South line of said Block, 324.06 feet East of the Southwest corner of that part of said Block East of Washington Avenue; thence North 120 feet; thence West 40 feet; thence South 120 feet; thence East to the place of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

Parcel D2:

That part of Block 69, Section 16, Township 3 North, Range 23 East, as returned by the Appraisers of School and University Lands to the Office of the Secretary of State of the State of Wisconsin, bounded as follows: Begin Four and 91/100 (4.91) chains East of the Southwest corner of that part of said Block which lies East of the United States Road (now Washington Avenue); run thence North 120 feet; run thence East 144.5 feet, more or less, to the East line of said Block; run thence South 120 feet to the South line of said Block; run thence West 144.5 feet, more or less, to the place of beginning. Said land being in the City of Racine, County of Racine, State of Wisconsin.

Tax Parcel Number:	276-00-00-8676-000
Property Address:	1212 13th Street

PARCEL E:

Lots 6, 7, 8, 13, 14, 15, 16, 21, 22, 23, 24, 29, 30, Blake and Fish’s Subdivision of part of Blocks 77, 83 and 84, School Section, Racine, according to the recorded plat thereof, along with vacated Higgins Court, as shown on Vacation Plat recorded as Document No. 935372. Said land being in the City of Racine, County of Racine and State of Wisconsin.

Parcel E1:

All that certain piece or parcel of land situated in the City of Racine, in said County of Racine and State of Wisconsin, bounded on the North by Fourteenth Street and on the East by Clark Street, and being part of Block 77, School Section, Section 16 and more particularly described as follows: Begin at the point of intersection of the West line of Clark Street with the North line of the alley running West from Clark Street to Blake Street which is shown on the Plat of Blake and Fish’s Subdivision, recorded in Plat Book “D”, page 29, in Register of Deeds Office for said Racine County, and which point is shown on said Plat and in prior deeds in the chain-of-title, as being 300 feet North of the North line of Fifteenth Street, and 290 feet West of the West line of Racine Street, and from said point of beginning, run thence West along the North line of said alley, a distance of 71 feet, more or less, to an iron stake; thence, run North and parallel to said Clark Street, a distance of 85 feet, more or less, to an iron stake; thence, run East right-angle, a distance of 36 feet, more or less, to an iron stake; thence, run Northward, a distance of 98-7/10 feet, more or less, to the South line of Fourteenth Street at a point which is 30 ½ feet West of the West line of Clark Street; thence, run East along the South line of said Fourteenth Street, 30 ½ feet to the said West line of Clark Street; thence, run South along said West line of Clark Street, a distance of 183 - 6/10 feet to the place of beginning.

AND

All that certain piece or parcel of land, situated in the City of Racine, in said County of Racine and State of Wisconsin, bounded on the North by Fourteenth Street, and being part of Block No. 77, School Section, in Section 16, and more particularly described as follows: Begin at a point in the South line of Fourteenth Street, which is 65 feet East of the Chicago & Northwestern Railway Company’s right-of-way, and which point of beginning is also 345 feet East of the Northwest corner of said Block No. 77, and from said point of beginning, run thence Southwesterly and parallel with said Chicago, Northwestern Railway Company’s right-of-way, a distance of 213 feet to the Northwesterly boundary line of Blake & Fish’s Subdivision, recorded in Plat Book “D” page 29, in Register of Deeds office for said Racine County, and which said point is marked by an iron stake; thence, run Northeasterly along the said Northwesterly boundary line of Blake & Fish’s Subdivision, to the North line of the alley on said Plat connecting Blake Street with Clark Street, and which said point is 300 feet North of the North line of Fifteenth Street; thence, run East along said North line of said alley to an iron stake, which is 71 feet, more or less, West from the West lien of Clark Street; thence, run North and parallel to said Clark Street, a distance of 85 feet, more or less, to an iron stake; thence, run East at right angles, a distance of 36 feet, more or less, to an iron stake; thence, run Northward, a distance of 98-7/10 feet, more or less, to the said South line of Fourteenth Street at a point which is 30-1/2 fee West of the West line of Clark Street; and thence, run West along the said South line of Fourteenth Street, 62-3/10 feet, more or less, to the place of beginning.

AND

That part of Block 77 in Section 16 as returned by the Appraisers of School and University lands to the office of the Secretary of State of the State of Wisconsin, bounded as follows: Commencing on the North line of said Block, 280 feet East of the Northwest corner of said Block, said point of beginning being on the East line of the right of way of the Chicago and Northwestern Railway, running thence East 65 feet, thence Southerly parallel with the East line of the right-of-way of said railway company to the Northerly line of Blake and Fish’s Subdivision of a part of said Block 77, thence Southwesterly on the Northerly line of said Blake and Fish’s Subdivision to the Easterly line of the right-of-way of said Chicago and Northwestern Railway, and thence Northerly on the Easterly line of said right of way to the place of beginning.

Tax Parcel Number:	276-00-00-8914-000
Property Address:	1311 14th Street